UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): April 13, 2011

SUSTAINABLE ENVIRONMENTAL TECHNOLOGIES CORPORATION
(Exact name of Registrant as specified in its charter)

California	000-254888	33-0230641
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2377 W. Foothill Blvd.
Suite #18
Upland, CA 91786
(Address of principal executive offices, including zip code)

(801) 810-9888
(Registrant's telephone number, including area code)

Check the appropriate box below if the 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

ITEM 7.01     REGULATION FD DISCLOSURE.

On April 13, 2011, the Company issued a press release containing certain financial projections and guidance for the fiscal years ending March 31, 2011 and March 31, 2012. The press release is furnished with this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference. The guidance contained in the attached exhibit consists of either a projected range or management's estimate of most likely results. These projections involve risk and uncertainties, the outcome of which cannot be foreseen at this time and, therefore, actual results will vary from these forecasts. The Company undertakes no obligation to affirm publicly or revise any forward-looking statements, whether as a result of information, future events or otherwise.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

 (d) Exhibits

Exhibit
Number	Description of Exhibit

99.1	SET Corp press release dated April 13, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Sustainable Environmental Technologies Corporation

By:	/s/ Bob Glaser
Bob Glaser
Title:	Chief Executive Officer

Dated: April 14, 2011